UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2025
ETSY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;
Transfer of Listing.

On September 29, 2025 Etsy, Inc. ("Etsy"), acting pursuant to authorization from its Board of Directors, determined to voluntarily withdraw the principal listing of Etsy's common stock, par value $0.001 per share ("Common Stock") from the Nasdaq Global Select Market (“Nasdaq”) and transfer the listing to the New York Stock Exchange (“NYSE”). Etsy expects that listing and trading of its Common Stock on Nasdaq will end at market close on October 10, 2025, and that trading will begin on the NYSE at market open on October 13, 2025.

Etsy's Common Stock has been approved for listing on the NYSE, where it will continue to trade under the stock symbol "ETSY."

Item 7.01 Regulation FD Disclosure.

On September 29, 2025, Etsy issued a press release announcing the transfer of the listing of its Common Stock to the NYSE. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Items 7.01 and 9.01 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Etsy, Inc. on September 29 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Charles Baker
Charles Baker
Chief Financial Officer
Dated: September 29, 2025
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